UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2008

PAETEC Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-52486	20-5339741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PAETEC Plaza 600 Willowbrook Office Park Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 340-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As described in Item 2.01 of this report, PAETEC Holding Corp. (the “Company” or “PAETEC”) completed its business combination by merger with McLeodUSA Incorporated (“McLeodUSA”) on February 8, 2008. McLeodUSA was the surviving corporation in a merger with PAETEC’s merger subsidiary and became a wholly-owned subsidiary of PAETEC upon completion of the merger.

In connection with the completion of the merger, PAETEC and/or McLeodUSA and McLeodUSA’s wholly-owned subsidiaries, as PAETEC’s subsidiaries after the merger, entered into the material definitive agreements described below.

Registration Rights Agreement

On February 8, 2008, in connection with the completion of the merger, PAETEC entered into a Registration Rights Agreement, dated as of February 8, 2008 (the “McLeodUSA registration rights agreement”), among PAETEC and former stockholders of McLeodUSA consisting of investment funds managed by Wayzata Investment Partners LLC (the “Wayzata funds”) and investment funds and entities advised by Fidelity Management & Research Company and its affiliates (the “Fidelity funds”). Under the McLeodUSA registration rights agreement, the Wayzata funds and the Fidelity funds have been granted registration rights with respect to the shares of PAETEC common stock that they received in the merger, as well as additional shares that may be issued in respect of these shares by way of a stock dividend, stock split and other similar events. A total of approximately 23,700,000 shares of PAETEC common stock received by the Wayzata funds and the Fidelity funds in the merger are “registrable shares” entitled to the benefit of registration rights under the agreement.

Demand Registration. Beginning 90 days after the merger closing date, the Fidelity funds and the Wayzata funds will each be entitled, subject to specified terms and conditions, to require on one occasion that PAETEC register with the SEC pursuant to the Securities Act of 1933 (the “Securities Act”) an offering of their registrable shares so long as such shares have an anticipated aggregate offering price of at least $35 million at the time of such demand. The stockholders will not have been deemed to have exercised their demand right unless at least 75% of their registrable shares requested to be included in any such demand registration are included. The demand right provided to each of the Fidelity funds or the Wayzata funds will continue until such funds cease to beneficially own registrable shares representing at least 50% of the registrable shares issued to them in the merger. The shares registered pursuant to a demand registration may be distributed only by means of an underwritten offering.

Piggyback Registration. The Fidelity funds and the Wayzata funds each have piggyback registration rights with respect to the exercise of a demand registration by the other party pursuant to the registration rights agreement. These rights will terminate concurrently with the termination of the demand registration rights under the agreement.

Shelf Registration. PAETEC is obligated to file a shelf registration statement covering the offering of the registrable shares of the Fidelity funds and the Wayzata funds on or before May 15, 2008 if, at such date, PAETEC is then eligible to file a shelf registration statement on SEC Form S-3. If PAETEC is not then eligible to use Form S-3, it is obligated to file a shelf registration statement for the registration of the registrable shares as soon as reasonably practicable after becoming so eligible. The right of the Fidelity funds or the Wayzata funds to sell their registrable shares pursuant to an effective shelf registration statement will terminate upon the first to occur of:

•	the date that is 15 months after the merger closing date;

•

the date that is 90 days following the date on which the Fidelity funds or the Wayzata funds, as applicable, cease to beneficially own registrable shares representing at least 50% of the registrable shares issued to them in the merger; and

•

the date on which the Fidelity funds or the Wayzata funds otherwise are able to sell all of their registrable shares within any three-month period without limitation by the volume restrictions of Rule 144 under the Securities Act.

Under the McLeodUSA registration rights agreement, registrable shares may cease to be entitled to the foregoing registration rights under other specified circumstances. The exercise of the foregoing registration rights by the Fidelity funds and the Wayzata funds is subject to notice requirements, timing restrictions and volume limitations that may be imposed by the underwriters of an offering. PAETEC generally will bear the SEC registration and other costs of these registered offerings, other than transfer taxes and the underwriting discounts and commissions for the registrable shares sold, which will be borne by the selling party.

The foregoing summary of the terms of the McLeodUSA registration rights agreement is qualified in its entirety by reference to the text of the agreement, which is filed as exhibit 10.1 to this report and incorporated by reference herein.

Amendment to Registration Rights Agreement

On February 8, 2008, in connection with the completion of the merger, PAETEC entered into Amendment No. 1 to Registration Rights Agreement, dated as of February 8, 2008, among PAETEC and some former securityholders of PAETEC Corp. and US LEC Corp. to facilitate the implementation of the McLeodUSA registration rights agreement described above. Pursuant to the amendment, the securityholders that are parties to the previously effective registration rights agreement, which was entered into on February 28, 2007, have agreed not to exercise their piggyback registration rights thereunder with respect to a registration statement filed with the SEC pursuant to the McLeodUSA registration rights agreement.

The foregoing summary of the terms of the amendment to PAETEC’s registration rights agreement is qualified in its entirety by reference to the text of the amendment, which is filed as exhibit 10.2 to this report and incorporated by reference herein.

Board Membership Agreement

On February 8, 2008, in connection with the completion of the merger, PAETEC entered into a Board Membership Agreement, dated as of February 8, 2008, with the Wayzata funds and the Fidelity funds containing the following terms:

Board Representation Rights of Wayzata Funds. The Wayzata funds have the right to designate to PAETEC one representative for appointment or nomination for election to PAETEC’s board of directors, initially as a Class III director with a term of service expiring at PAETEC’s annual meeting of stockholders in 2009. Effective as of the effective time of the merger, the PAETEC board of directors approved an increase in the size of the board of directors from nine authorized members to ten authorized members and an increase in the number of Class III directorships from three members to four members. If a vacancy is created at any time by the death, disability, retirement, resignation or removal of a director designated by the Wayzata funds for appointment or nomination for election to PAETEC’s board, the Wayzata funds will have the right to designate a replacement representative reasonably acceptable to PAETEC to fill such vacancy. If the Wayzata funds do not designate a replacement representative within 30 days after receipt of notice from PAETEC of any such vacancy, PAETEC’s board of directors may fill such vacancy or reduce the number of authorized directors by one, and the right of the Wayzata funds to designate a representative on the board of directors will terminate. For so long as the Wayzata funds are permitted to designate a representative, PAETEC agrees to take such action as may be necessary to cause each such individual to be appointed or nominated for election by PAETEC’s stockholders as a member of PAETEC’s board of directors. As of the effective time of the merger, the Wayzata funds had not designated to PAETEC a representative for appointment to PAETEC’s board of directors.

Non-Voting Board Observer Rights of Fidelity Funds. The Fidelity funds have the right to appoint one representative to attend each meeting of PAETEC’s board of directors as a non-voting observer. The observer will have the right to present matters for consideration by PAETEC’s board of directors and to speak on matters presented by others. PAETEC is obligated to provide the observer with all communications and materials that are provided to the board of directors generally. The exercise of the foregoing rights is subject to the observer’s execution of such confidentiality agreements or undertakings as the board of directors may reasonably request.

Termination of Rights. The rights of the Wayzata funds and the Fidelity funds with respect to board representation and non-voting board observer status will terminate upon the first to occur of (1) the date on which such funds cease to own of record and beneficially at least 50% of the shares of PAETEC common stock received by them in the merger and (2) the second anniversary of the merger closing date. In addition, the board designation rights of the Wayzata funds will terminate if the Wayzata funds have not made their initial designation of a director representative on or before March 24, 2008.

The foregoing summary of the terms of the board membership agreement is qualified in its entirety by reference to the text of the agreement, which is filed as exhibit 10.3 to this report and incorporated by reference herein.

Second Supplemental Indenture for PAETEC Senior Notes

On July 10, 2007, as previously reported, PAETEC entered into an Indenture, dated as of July 10, 2007 (the “indenture”), among PAETEC, the subsidiary guarantors of PAETEC named therein, and The Bank of New York, as trustee (the “Trustee”), pursuant to which PAETEC issued $300 million in aggregate principal amount of its 9.5% Senior Notes due 2015 (the “senior notes”). As previously reported, additional subsidiaries of PAETEC agreed to guarantee the payment and performance of the senior notes and PAETEC’s other obligations under the indenture pursuant to a First Supplemental Indenture, dated as of September 25, 2007.

On February 8, 2008, upon completion of the merger, PAETEC entered into a Second Supplemental Indenture, dated as of February 8, 2008, among PAETEC, the Trustee, McLeodUSA and McLeodUSA’s five wholly-owned subsidiaries, consisting of McLeodUSA Holdings, Inc., McLeodUSA Telecommunications Services, Inc., McLeodUSA Network Services, Inc., McLeodUSA Purchasing, L.L.C. and McLeodUSA Information Services, Inc. (McLeodUSA and its subsidiaries, the “McLeodUSA companies”). The second supplemental indenture amended the indenture to add the McLeodUSA companies as guarantors of the payment and performance of the senior notes and PAETEC’s other obligations under the indenture.

The foregoing summary of the terms of the second supplemental indenture is qualified in its entirety by reference to the text of the second supplemental indenture, which is filed as exhibit 4.1 to this report and incorporated by reference herein.

Subsidiary Assumption Agreement Under PAETEC Credit Agreement

On February 8, 2008, upon completion of the merger, the McLeodUSA companies entered into a Subsidiary Assumption Agreement, dated as of February 8, 2008, pursuant to PAETEC’s credit agreement relating to its senior secured term and revolving credit facilities. Pursuant to this agreement, the McLeodUSA companies were joined as parties to a subsidiaries guaranty, a pledge agreement and a security agreement under the credit agreement and became guarantors of PAETEC’s obligations under the credit facilities and granted to the lenders under the credit facilities a first-priority security interest in all of their assets.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 8, 2008, PAETEC completed its business combination by merger with McLeodUSA pursuant to the Agreement and Plan of Merger, dated as of September 17, 2007, as amended, among PAETEC, McLeodUSA and PS Acquisition Corp., PAETEC’s wholly-owned merger subsidiary (the “merger agreement”). In accordance with the merger agreement, PS Acquisition Corp. merged with and into McLeodUSA, which was a privately held company. McLeodUSA was the surviving corporation in the merger and became a wholly-owned subsidiary of PAETEC upon completion of the merger.

At the effective time of the merger, each outstanding share of common stock of McLeodUSA was converted into the right to receive 1.30 shares of PAETEC common stock. Based on the number of shares of McLeodUSA common stock outstanding at the effective time of the merger, which included 750,000 shares of McLeodUSA restricted stock that vested as a result of the merger, a total of approximately 39,975,000 shares of PAETEC common stock are issuable to former McLeodUSA stockholders. PAETEC will pay cash in lieu of fractional shares of its common stock.

At the effective time of the merger, each outstanding McLeodUSA stock option was assumed by PAETEC and converted into an option to purchase a number of shares of PAETEC common stock equal to the number of shares subject to the original option, multiplied by the merger exchange ratio, rounded down to the nearest whole share, at an exercise price equal to the exercise price of the original option, divided by the merger exchange ratio, rounded up to the nearest whole cent. The terms and conditions of the assumed stock option awards otherwise generally will remain the same, without any accelerated vesting, unless accelerated vesting was otherwise provided in the applicable award agreement of the stock option holders. The McLeodUSA stock options assumed by PAETEC in the merger are exercisable for a total of approximately 3,500,000 shares of PAETEC common stock.

PAETEC will account for the merger as a purchase of McLeodUSA by PAETEC using the purchase method of accounting under generally accepted accounting principles. As a result, the assets, including identifiable intangible assets, and liabilities of McLeodUSA as of the effective time of the merger will be recorded at their respective fair values and added to those of PAETEC. Any excess of purchase price over the net fair values of McLeodUSA’s assets and liabilities will be recorded as goodwill. Consolidated financial statements of PAETEC after the effective time of the merger will reflect those fair values and will not be restated retroactively to reflect the historical financial position or results of operations of McLeodUSA. The results of operations of McLeodUSA will be combined with the results of operations of PAETEC and will be included in the results of operations of PAETEC beginning on the effective date of the merger. Following the merger, the earnings of PAETEC will reflect the effect of any additional indebtedness and purchase accounting adjustments, including any increased interest expense and depreciation and amortization of acquired assets.

The merger is intended to qualify as a tax free reorganization for federal income tax purposes.

On the merger closing date, in connection with completion of the merger, PAETEC extended a total of approximately $128 million of funds from cash on hand and borrowings under its incremental term loan facility for application toward the redemption of all of McLeodUSA’s outstanding 10 1/2% Senior Second Secured Notes due 2011.

The issuance of PAETEC’s common stock pursuant to the merger was registered under the Securities Act pursuant to PAETEC’s registration statement on Form S-4 (File No. 333-148172) filed with the SEC on December 19, 2007 and declared effective on December 21, 2007. The definitive joint proxy statement of PAETEC and McLeodUSA and prospectus of PAETEC that forms a part of the registration statement, as supplemented on January 30, 2008 (the “merger joint proxy statement/prospectus”), contains additional information about McLeodUSA, the merger and the other transactions contemplated by the merger agreement. The information in the merger joint proxy statement/prospectus includes information about the businesses of PAETEC and McLeodUSA, the assets acquired by PAETEC in the merger and PAETEC’s intended use of such assets, the nature and amount of consideration paid by PAETEC for such assets, the manner in which the amount of such consideration was determined, and the interests of PAETEC’s affiliates, officers and directors in the transaction.

Merrill Lynch, Pierce, Fenner & Smith Incorporated provided financial advisory services to PAETEC in connection with the transaction, and one of its affiliates is a lender under PAETEC’s incremental term loan facility.

On February 8, 2008, PAETEC and McLeodUSA issued a joint news release announcing the completion of the merger. The news release is attached as exhibit 99.1 to this report and incorporated herein by reference.

The information set forth under Item 1.01 of this report is incorporated by reference in this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Items 1.01 and 2.01 of this report is incorporated by reference in this Item 2.03.

Upon completion of the merger described in Item 2.01 of this report, and their execution of the second supplemental indenture described in Item 1.01 of this report, the McLeodUSA companies, which are wholly-owned subsidiaries of PAETEC after the merger, became guarantors of the payment and performance of $300 million aggregate principal amount of unsecured senior indebtedness represented by the senior notes. The Trustee or holders of at least 25% in principal amount of the outstanding senior notes may declare 100% of the principal of and accrued and unpaid interest on all the senior notes to be due and payable immediately if specified events of default occur and are continuing. Events of default include, with specified qualifications, the failure to make payment of interest on any senior note when due and payable; the failure to pay the principal of any senior note when due and payable at its stated maturity or upon acceleration, redemption or otherwise; a default on certain other outstanding indebtedness or a failure to discharge certain judgments; certain events of bankruptcy, insolvency or reorganization relating to the Company or any significant subsidiary; and the failure of certain subsidiary guarantees to be in full force or effect or the denial by a subsidiary guarantor of its obligations under its guarantee.

Upon completion of the merger described in Item 2.01 of this report, and their execution of the subsidiary assumption agreement described in Item 1.01 of this report, the McLeodUSA companies became obligated as guarantors of all obligations of PAETEC as borrower under the credit agreement relating to PAETEC’s senior secured term and revolving credit facilities (the “Credit Agreement”), including payment of all amounts outstanding under the Credit Agreement. As of the merger closing date, term loans in an aggregate principal amount of approximately $595.5 million were outstanding under the Credit Agreement. The payment of all outstanding principal, interest and other amounts outstanding from time to time under the Credit Agreement may be declared immediately due and payable upon the occurrence of an event of default. The Credit Agreement contains customary events of default, including an event of default upon a change of control of the Company. An event of default will occur under the Credit Agreement if the Company, or, in some circumstances, another loan party, fails to make payments when due, fails to comply with affirmative or negative covenants, makes a material misrepresentation, defaults on other indebtedness, fails to discharge judgments, loses a material license or governmental approval, becomes subject to specified claims under ERISA or environmental laws, or becomes subject to specified events of bankruptcy, insolvency, reorganization or similar events. If an event of default occurs and is not cured within any applicable grace period or is not waived, the lenders under the Credit Agreement would have the right to accelerate repayment of the indebtedness under the credit facilities to the extent provided in the credit documents and applicable law.

Item 8.01	Other Events.

On February 7, 2008, PAETEC consummated its previously announced offer to exchange its outstanding senior notes, which were sold in July 2007 pursuant to Rule 144A and Regulation S under the Securities Act, for an equal aggregate principal amount of its newly issued 9.5% Senior Notes due 2015. The new senior notes have terms substantially identical to the terms of the original senior notes, except that the offering of the new senior notes was registered under the Securities Act. The senior note exchange offer expired on February 6, 2008.

Item 9.01	Financial Statement and Exhibits.

(a)	Financial statements of businesses acquired

The consolidated financial statements of McLeodUSA as of December 31, 2005 and 2006 and for each of the three years in the period ended December 31, 2006, and as of September 30, 2007 and for each of the nine-month periods ended September 30, 2006 and 2007, are included in the merger joint proxy statement/prospectus referred to in Item 2.01 of this report. Pages F-93 through F-159 of the merger joint proxy statement/prospectus containing such consolidated financial statements are filed as exhibit 99.2 to this report and are incorporated herein by reference.

(b)	Pro forma financial information

The Unaudited Pro Forma Condensed Combined Financial Information of PAETEC as of September 30, 2007, for the nine months ended September 30, 2007, and for the year ended December 31, 2006, is included in the merger joint proxy statement/prospectus referred to in Item 2.01 of this report. Pages 210 through 223 of the merger joint proxy statement/prospectus containing such pro forma financial information are filed as exhibit 99.3 to this report and are incorporated herein by reference.

(d)	Exhibits

The following documents are herewith filed as exhibits to this report:

Exhibit Number	Description of Exhibit
2.1.1	Agreement and Plan of Merger, dated as of September 17, 2007, by and among PAETEC Holding Corp., McLeodUSA Incorporated and PS Acquisition Corp. Filed as Exhibit 2.1 to the Current Report on Form 8-K of PAETEC Holding Corp., filed on September 17, 2007 and incorporated herein by reference.

Exhibit Number	Description of Exhibit
2.1.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 18, 2007, by and among PAETEC Holding Corp., McLeodUSA Incorporated and PS Acquisition Corp. Filed as Exhibit 2.1 to the Current Report on Form 8-K of PAETEC Holding Corp., filed on December 19, 2007 and incorporated herein by reference.

4.1	Second Supplemental Indenture, dated as of September 25, 2007, among PAETEC Holding Corp., the New Guarantors named therein and The Bank of New York, as trustee.

10.1	Registration Rights Agreement, dated as of February 8, 2008, among PAETEC Holding Corp. and the persons listed on the signature pages thereto under the heading “Stockholders.”

10.2	Amendment No. 1 to Registration Rights Agreement, dated as of February 8, 2008, among PAETEC Holding Corp. and the persons listed on the signature pages thereto under the heading “Stockholders.”

10.3	Board Membership Agreement, dated as of February 8, 2008, among PAETEC Holding Corp. and each person listed on the signature pages thereto under the headings “Fidelity Stockholders” and “Wayzata Stockholders.”

23.1	Consent of McGladrey & Pullen, LLP, Independent Registered Public Accounting Firm for McLeodUSA Incorporated.

23.2	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for McLeodUSA Incorporated.

99.1	Joint News Release of PAETEC Holding Corp. and McLeodUSA Incorporated, dated February 8, 2008.

99.2	Consolidated Financial Statements of McLeodUSA Incorporated as of December 31, 2005 and 2006 and for each of the three years in the period ended December 31, 2006, and as of September 30, 2007 and for each of the nine-month periods ended September 30, 2006 and 2007.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of PAETEC Holding Corp. as of September 30, 2007, for the nine months ended September 30, 2007, and for the year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAETEC Holding Corp.

Date: February 8, 2008	/s/ Charles E. Sieving
Charles E. Sieving
Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description of Exhibit
2.1.1	Agreement and Plan of Merger, dated as of September 17, 2007, by and among PAETEC Holding Corp., McLeodUSA Incorporated and PS Acquisition Corp. Filed as Exhibit 2.1 to the Current Report on Form 8-K of PAETEC Holding Corp., filed on September 17, 2007 and incorporated herein by reference.

2.1.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 18, 2007, by and among PAETEC Holding Corp., McLeodUSA Incorporated and PS Acquisition Corp. Filed as Exhibit 2.1 to the Current Report on Form 8-K of PAETEC Holding Corp., filed on December 19, 2007 and incorporated herein by reference.

4.1	Second Supplemental Indenture, dated as of September 25, 2007, among PAETEC Holding Corp., the New Guarantors named therein and The Bank of New York, as trustee.

10.1	Registration Rights Agreement, dated as of February 8, 2008, among PAETEC Holding Corp. and the persons listed on the signature pages thereto under the heading “Stockholders.”

10.2	Amendment No. 1 to Registration Rights Agreement, dated as of February 8, 2008, among PAETEC Holding Corp. and the persons listed on the signature pages thereto under the heading “Stockholders.”

10.3	Board Membership Agreement, dated as of February 8, 2008, among PAETEC Holding Corp. and each person listed on the signature pages thereto under the headings “Fidelity Stockholders” and “Wayzata Stockholders.”

23.1	Consent of McGladrey & Pullen, LLP, Independent Registered Public Accounting Firm for McLeodUSA Incorporated.

23.2	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm for McLeodUSA Incorporated.

99.1	Joint News Release of PAETEC Holding Corp. and McLeodUSA Incorporated, dated February 8, 2008.

99.2	Consolidated Financial Statements of McLeodUSA Incorporated as of December 31, 2005 and 2006 and for each of the three years in the period ended December 31, 2006, and as of September 30, 2007 and for each of the nine-month periods ended September 30, 2006 and 2007.

Exhibit Number	Description of Exhibit
99.3	Unaudited Pro Forma Condensed Combined Financial Information of PAETEC Holding Corp. as of September 30, 2007, for the nine months ended September 30, 2007, and for the year ended December 31, 2006.